                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally, Stephen S. Francis and John Finegan and each one of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED:



Signature                                                   Title(s)                                                     Date
---------                                                   --------                                                     ----


/s/ Stephen S. Francis                       President, Chief Executive Officer and                                 March 28, 2002
--------------------------                   Director (Principal Executive Officer)
Stephen S. Francis



/s/ John Finegan                             Vice President of Finance, Chief Financial                             March 28, 2002
--------------------------                   Officer and Director (Principal Financial
John Finegan                                 and Accounting Officer)


/s/ Kimra D. Hawley                          Chairman of The Board                                                  March 28, 2002
--------------------------
Kimra D. Hawley


/s/ Thomas T. van Overbeek                   Director                                                               March 28, 2002
--------------------------
Thomas T. van Overbeek


/s/ Daniel D. Tompkins                       Director                                                               March 28, 2002
--------------------------
Daniel D. Tompkins

/s/ Bruce Silver                             Director                                                               March 28, 2002
--------------------------
Bruce Silver


/s/ Patrick Edsell                           Director                                                               March 28, 2002
--------------------------
Patrick Edsell
